Exhibit 99.1

Company Contact:
Richard Stern, President & CEO
856-414-9100

Investor Contact:
Porter, LeVay & Rose, Inc.
Linda Decker, Vice President
212-564-4700

ACCESS TO MONEY, INC. REPORTS THIRD QUARTER 2010 FINANCIAL RESULTS

– Achieves 12th Straight Quarter of Positive EBITDA –

– Conference Call to be held November 12, 2010 at 11:00 a.m. EST –

CHERRY HILL, NJ, November 12, 2010 – Access to Money, Inc. (OTC BB: AEMI), one of the largest providers and non-bank operators of ATMs in the United States, reports its financial results for the third quarter ended September 30, 2010.

Highlights for the Third Quarter 2010:

•	Net sales for third quarter 2010 were $6.9 million compared to $8.0 million in the third quarter of 2009

•	Operating income for the third quarter 2010 was $647,000 compared to $1.1 million in the third quarter of 2009

•	Cost of sales improved to $4.0 million from $4.1 million in the third quarter of 2009

•	Selling, general and administrative expenses improved to $2.3 million from $2.8 million in the third quarter of 2009

•
Net loss for the third quarter 2010 was $729,000, or ($0.03) per basic share, compared to a net loss of $2.6 million or ($0.12) per share for the same period 2009.  Net loss for the quarter was impacted by a $3.1 million change in the (gain/loss) in warrant value between the periods.  Excluding the non-cash (gain/loss) on warrant value and loss on debt extinguishment, the net loss for the third quarter 2010 would have been $421,000 or ($0.02) per basic share

•	Adjusted EBITDA was $1.2 million compared with $1.7 million in the third quarter 2009

•	Transaction-based sales were $19.7 million for the quarter compared with $21.8 million in the corresponding period in 2009

•	Average gross sale per withdrawal transaction was $2.44 for the quarter compared with $2.47 a year ago

•	Average commission per withdrawal transaction for the third quarter was $1.77 compared with $1.73 during last year's comparable period

•	Average net sale per withdrawal was $0.67 compared to $0.74 a year ago

•	Average number of transacting machines at the end of the quarter was 10,747 compared with an average of 11,233 as of September 30, 2009

Highlights for the Nine Months 2010:

•	Net sales for nine months 2010 were $21.7 million compared with $22.6 million in the nine months of 2009

•	Operating income for nine months 2010 was $2.3 million compared with $2.8 million in the nine months of 2009

•	Cost of sales was $11.7 million compared to $11.4 million in the corresponding period of 2009

•	Selling, general and administrative expenses improved to $7.7 million from $8.3 million in the year-ago nine-month period

•
Net income for the nine months 2010 was $604,000, or $0.03 per basic share, compared to a net loss of $6.5 million, or ($0.30) per share for the first nine months of 2009.  The $7.1 million improvement was impacted by an $8.5 million change in the gain/loss in warrant value between the first nine months of 2010 compared to the corresponding period in 2009.  Excluding the non-cash gain on warrant value and loss on debt extinguishment, net loss for the nine months 2010 would have been $1.4 million or ($0.06) per basic share

•	Adjusted EBITDA was $3.9 million compared with $4.4 million for the nine months of 2009

•	Transaction-based sales were $60.9 million for the nine months compared with $64.4 million in the corresponding period in 2009

•	Average gross sale per withdrawal transaction was $2.46 for the nine months compared with $2.43 for the year-ago nine-month period

•	Average commission per withdrawal transaction for the nine-month period was $1.76 compared with $1.74 during last year’s comparable period

•	Average net sale per withdrawal was $0.70 compared to $0.69 a year ago

•	Average number of transacting machines for the nine months 2010 was 10,915 compared with 11,329 in the year-ago nine -month period

Richard Stern, President and CEO of Access to Money said, "We were very pleased to have been able to successfully refinance a large portion of our existing debt with Sovereign/Santander in September.  This transaction was especially significant given the current economic environment and the difficulty that similarly situated companies have had obtaining bank financing.  The cost savings associated with this refinancing improves our cash flow and will allow us greater flexibility to pursue new business opportunities.  In addition, we were also gratified to complete the simultaneous warrant exchange which further improved our capital structure.  The exchange will provide investors with greater clarity in assessing our financial results since we will no longer have to account for many of the cumbersome reporting issues associated with the outstanding warrants.

"The third quarter results reflect the full impact of the loss of a major account earlier this year, including some of the one-time expenses associated with removing those machines.  In addition, not all of the cost reduction measures we have implemented were effective for the full quarter.  We expect to see the full benefit of these reductions to SG&A and cost of sales in the quarters ahead.  Finally, we booked contracts for approximately 90 new full placement machines this quarter, either through our Dunkin Donuts relationship or other programs, many of which are just being installed or were installed during the latter part of the quarter.  The continued benefits of placing these terminals along with continued successful sales efforts should offset the placements we lost earlier this year."

Mr. Stern concluded, "As we near the completion of the year with an improved balance sheet and leaner cost structure, we continue to seek new opportunities to strengthen our business."

Use of Non-GAAP Measures

This earnings release includes financial information in accordance with U.S. generally accepted accounting principles ("GAAP"), as well as non-GAAP financial measures for the three- and nine-month periods ended June 30, 2010 and 2009.

To supplement its condensed consolidated financial statements presented in accordance with GAAP, the Company uses the following non-GAAP financial measures:  non-GAAP net income/(loss), non-GAAP net income/(loss) per basic and diluted shares, and Adjusted EBITDA.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.  In addition, the non-GAAP financial measures included in this press release may be different from, and, therefore, not comparable to, similar measures used by other companies.  The Company’s non-GAAP measures of net income/(loss) and net income/(loss) per basic and diluted share used in this release adjust for the change in warrant valuation and loss on debt extinguishment.  Its non-GAAP measure of Adjusted EBITDA removes the impact of its debt related interest expense, fair value adjustments of warrants, loss on debt extinguishment, amortization and depreciation, share-based compensation expenses, and taxes from its net income/(loss).

Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain expenses and expenditures that may not be indicative of its core business operating results.  It is also believed that both management and investors benefit from referring to these non-GAAP financial measures when assessing performance, planning, forecasting and analyzing future periods.  These non-GAAP financial measures also facilitate management’s internal comparisons to its historical performance and its competitors’ operating results.  Further, certain of the financial covenants in the Company’s credit facility are based on Adjusted EBITDA.  Compliance with these and other financial covenants in the Company’s credit facility is particularly important given the materiality of the facility to the Company’s day-to-day operations.  Thus, management believes that these non-GAAP measures are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making.

The tables below present a reconciliation of Adjusted EBITDA to GAAP net income/(loss), non-GAAP net income/(loss) and non-GAAP net income/(loss) per basic and diluted share, to GAAP net income/(loss) and GAAP net income/(loss) per basic and diluted share, the most directly comparable GAAP measures, for the three- and nine-month periods ended September 30, 2010 and 2009.

Conference Call Information

Management of Access to Money will host a conference call on November 12, 2010 at 11:00 a.m. EST.  Those who wish to participate in the conference call may telephone
877-407-8037 from the U.S.; international callers may telephone 201-689-8037, approximately 15 minutes before the call.  A digital replay will be available by telephone approximately two hours after the call’s completion for two weeks, and may be accessed by dialing 877-660-6853 from the U.S. or 201-612-7415 for international callers, Acct# 368; Replay ID# 360370.

About Access to Money, Inc.

Access to Money, Inc. is one of the largest providers and non-bank operators of ATMs in the United States.  With approximately 11,000 terminals under contract, its customers range from national specialty stores, retailers and credit unions to individual convenience stores, and are located throughout all 50 states.  Access to Money also provides student loan outsourcing services to university credit unions throughout the United States.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  All statements other than statements of historical facts included herein, including without limitation, statements regarding our future financial position, business strategy, budgets, projected sales, projected costs and plans and objective of management for future operations, are forward-looking statements.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expects," "intends," "plans," "projects," "estimates," "anticipates," or "believes" or the negative thereof or any variation there on or similar terminology or expressions.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct.  Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: a decline in ATM transaction volume or fees, changes in technology standards, regulatory changes, increases in interest rates, the inability to obtain cash for our ATMs, reduction in the number of transacting ATMs, market acceptance of our student loan processing services, demand for student loans, availability of credit, changes in regulations regarding student loans and financial institutions, and statements of assumption underlying any of the foregoing, as well as other factors set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission and other filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this press release.  All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing.  We assume no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations, or otherwise or to reflect events or circumstances after the date hereof.

– FINANCIAL TABLES FOLLOW –

ACCESS TO MONEY, INC.
Condensed Consolidated Balance Sheets
(In thousands, excluding share and per share amounts)
(Unaudited)

	September 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash	$3,220	$5,770
Restricted cash	800	800
Accounts receivable, net	2,033	2,494
Leases receivable, net	100	109
Inventories	1,130	767
Prepaid expenses and other	457	289
Deferred financing costs	35	259
Total current assets	7,775	10,488

Property and equipment, net	3,156	3,220
Intangible assets, net	1,569	1,711
Goodwill	10,559	10,559
Deferred financing costs, long term	142	78
Other assets	307	319
Total assets	$23,508	$26,375

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$5,660	$5,639
Accrued expenses	6,041	5,691
Term loans	1,195	1,092
Total current liabilities	12,896	12,422

Long-term liabilities:
Term loans and other debt	17,844	18,406
Warrant liability	637	6,747
Total liabilities	31,377	37,575

Shareholders’ deficit:
Preferred stock, $0.001 par value
5,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $0.001 par value -
70,000,000 shares authorized; 32,946,988 and 22,086,624 shares issued as of September 30, 2010 and December 31, 2009, respectively, and 32,915,375 and 22,073,225 shares outstanding at September 30, 2010 and December 31, 2009, respectively	33	22
Additional paid-in capital	138,664	135,935
Treasury stock, 31,613 and 12,399 shares at cost as of September 30, 2010 and December 31, 2009, respectively	(15)	(3)
Accumulated deficit	(146,551)	(147,154)
Total shareholders’ deficit	(7,869)	(11,200)
Total liabilities and shareholders’ deficit	$23,508	$26,375

Access to Money, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Sales	$21,153	$23,319	$65,343	$68,694
Commissions	14,208	15,291	43,679	46,109
Net sales	6,945	8,028	21,664	22,585

Cost of sales	3,962	4,117	11,676	11,439

Gross profit	2,983	3,911	9,988	11,146

Selling, general and administrative	2,336	2,799	7,737	8,316

Operating income	647	1,112	2,251	2,830

Interest expense	695	731	2,211	2,200
Amortization of debt issuance costs	376	559	1,495	1,673
Other expense (income)	(12)	(13)	(42)	(107)
Loss on asset disposal	9	13	17	77
Loss on debt extinguishment	995	-	995	-
Change in fair value of warrants (income) expense	(687)	2,450	(3,029)	5,445

Net income (loss) before income taxes	(729)	(2,628)	604	(6,458)

Provision (benefit) for income taxes	-	-	-	-

Net income (loss)	$(729)	$(2,628)	$604	$(6,458)

Net income (loss) per common share - basic	$(.03)	$(.12)	$.03	$(.30)
Net income (loss) per common share – diluted	$(.03)	$(.12)	$.03	$(.30)

Weighted average common shares outstanding:
Basic	25,401	21,786	23,254	21,667
Diluted	25,401	21,786	24,451	21,667

Reconciliation of Adjusted EBITDA to Net Income (Loss)
(Unaudited)
(In thousands)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

Net income (loss)	$(729)	$(2,628)	$604	$(6,457)
Add:
Interest expense	695	731	2,211	2,200
Amortization of debt issuance costs	376	559	1,495	1,672
Depreciation and amortization	499	553	1,484	1,386
Loss on debt extinguishment	995	-	995	-
Non-cash stock compensation expense	11	29	80	94
Loss on asset disposal	9	13	18	78
Change in warrant value	(687)	2,450	(3,030)	5,445
Restructuring charges	30	-	30	-
Provision benefit for taxes	-	-	-	12
Adjusted EBITDA	$1,199	$1,707	$3,887	$4,430

Reconciliation of Non-GAAP Net Income (Loss) to GAAP Net Income (Loss) and
Non-GAAP Basic & Diluted Income (Loss) Per Share to GAAP Basic and Diluted Net Income (Loss)
(Unaudited)
(In thousands, except per share amounts)

Net Income (Loss)
	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

GAAP net income (loss)	$(729)	$(2,628)	$604	$(6,457)
Impact of change in warrant valuation	(687)	2,450	(3,029)	5,445
Loss on debt extinguishment	995	-	995	-
Non-GAAP net loss	$(421)	$(178)	$(1,430)	$(1,012)

Income (Loss) Per Basic Share
	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

GAAP income (loss) per basic share	$(.03)	$(.12)	$.03	$(.30)
Impact of change in warrant valuation	(.03)	.11	(.13)	.25
Loss on debt extinguishment	.04	-	.04	-
Non-GAAP loss per basic share	$(.02)	$(.01)	$(.06)	$(.05)

Income (Loss) Per Diluted Share
	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

GAAP income (loss) per diluted share	$(.03)	$(.12)	$.03	$(.30)
Impact of change in warrant valuation	(.03)	.11	(.13)	.25
Loss on debt extinguishment	.04	-	.04	-
Non-GAAP loss per diluted share	$(.02)	$(.01)	$(.06)	$(.05)